Certification
    Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18,
                       United States Code)



     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code) (the "Act"), each of the undersigned officers of INTAC International, Inc., a Nevada corporation (the "Company"), does hereby certify that:

     The Quarterly Report on Form 10-QSB for the quarter ended June 30, 2002, (the "Periodic Report") of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 780(d)) and information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                   /s/  WEI ZHOU
                              -----------------------------------
                              Wei Zhou
                              Chief Executive Officer





                                   /s/  J. DAVID DARNELL
                              -----------------------------------
                              J. David Darnell
                              Senior Vice President and Chief
				Financial Officer

Dated:  August 20, 2002



     THE FOREGOING CERTIFICATION IS BEING FURNISHED SOLELY
PURSUANT TO SECTION 906 OF THE ACT AND IS NOT BEING FILED AS PART
OF THE PERIODIC REPORT OR AS A SEPARATE DISCLOSURE DOCUMENT.